UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2018

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 18, 2018, the Audit Committee of the Board of Directors (the "Audit Committee") of Regional Health Properties, Inc. (the "Company") concluded a competitive review process of independent registered public accounting firms. As a result of this process and following careful deliberation, on July 18, 2018, the Audit Committee approved the dismissal of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm effective as of such date. The Company provided KPMG with formal notice of such dismissal on July 18, 2018.

The reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period preceding KPMG's dismissal, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG 's satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of the this Current Report on Form 8-K (this “Report”) prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements and stating the respects, if any, in which KPMG does not agree with such statements. A copy of KPMG’s letter dated July 20, 2018 is attached to this Report as Exhibit 16.1.

(b) Engagement of Independent Registered Public Accounting Firm

On July 18, 2018, the Audit Committee engaged Cherry Bekaert, LLP (“Cherry Bekaert”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

During the Company's two most recent fiscal years and the subsequent interim period preceding Cherry Bekaert's engagement, neither the Company nor anyone on its behalf consulted with Cherry Bekaert regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.  Description

16.1Letter from KPMG LLP to the Securities and Exchange Commission, dated as of July 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 20, 2018	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Interim Chief Executive Officer and Interim President

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